Exhibit 10.1

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT, dated as of the 26th day of May, 2005 (this “Amendment”), is made by and among AMERICAN TOWER, L.P., a Delaware limited partnership (“AT LP”), AMERICAN TOWERS, INC., a Delaware corporation (“AT Inc.”), AMERICAN TOWER, LLC, a Delaware limited liability company (“AT LLC”) and AMERICAN TOWER INTERNATIONAL, INC., a Delaware corporation (collectively, with AT LP, AT Inc., and AT LLC, the “Borrowers”), THE FINANCIAL INSTITUTIONS SIGNATORIES HERETO and TORONTO DOMINION (TEXAS) LLC, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders (as defined therein), the Issuing Bank (as defined therein) and the Administrative Agent are all parties to that certain Loan Agreement dated as of May 24, 2004 (as hereafter amended, modified, restated and supplemented from time to time, the “Loan Agreement”); and

WHEREAS, the Borrowers have requested amendments to certain provisions of the Loan Agreement, and, subject to the terms and conditions set forth herein, the Lenders are willing to amend certain provisions of the Loan Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and further hereby agree as follows:

1. Amendments to Loan Agreement.

(a) Amendment to Section1.1.

(i) Section 1.1 of the Loan Agreement, Definitions, is hereby amended by inserting the following at the beginning of such Section 1.1:

“‘7.125% Senior Notes Due 2012’ shall mean the $500,000,000 original principal amount of 7.125% senior notes due 2012 and issued pursuant to the indenture dated October 5, 2004, as supplemented.”

(ii) Section 1.1 of the Loan Agreement is hereby further amended by inserting the following in place of the current definition of “Cash on Hand (Borrowers)”:

“‘Cash on Hand (Borrowers)’ shall mean $233,000,000.”

(b) Amendment of Section 2.15. Section 2.15 of the Loan Agreement, Incremental Facility Advances, is hereby amended by deleting subsection (a) thereof in its entirety and substituting in lieu thereof the following:

“(a) Subject to the terms and conditions of this Agreement, the Borrowers may request an Incremental Facility Commitment (which may be in the form of a revolver (to the extent such Incremental Facility Commitment is a Refinancing Incremental Facility (as defined below) of the Revolving Loan Commitment) or a term loan) on any Business Day; provided, however, that (i) the Borrowers may not request any Incremental Facility Commitment or an Incremental Facility Advance after the occurrence and during the continuance of a Default or an Event of Default, including, without limitation, any Default or Event of Default that would result after giving effect to any Incremental Facility Advance, (ii) the aggregate amount of Incremental Facilities, the proceeds of which do not refinance the Loans (a “Non-Refinancing Incremental Facility”), shall not exceed $500,000,000.00 and (iii) the aggregate amount of Incremental Facilities the entire net proceeds of which are used to refinance all or any portion of the Loans or the Revolving Loan Commitment (which Revolving Loan Commitment shall be reduced by the corresponding amount of such net proceeds or canceled if the entire Revolving Loan Commitment is being refinanced) shall be unlimited (a “Refinancing Incremental Facility”), provided that the amount of any Refinancing Incremental Facility shall be limited to the principal amount, accrued interest, fees and premiums payable with respect to the Loans or Revolving Loan Commitment being refinanced and any costs and expenses incurred to effect any such refinancing. Any repayment of the Term Loan A Loans or Term Loan B Loans, as applicable, from the proceeds of an Incremental Facility shall be applied pro rata across the remaining scheduled repayments set forth in Sections 2.7(b)(i) and 2.7(b)(ii) hereof, and any repayment of the Revolving Loans, if applicable, shall reduce the Revolving Loan Commitments in an amount equal to such repayment. No Incremental Facility Maturity Date (x) for a Non-Refinancing Incremental Facility shall be earlier than six (6) months after the Term Loan B Maturity Date (without giving effect to the proviso set forth in such definition) and (y) for a Refinancing Incremental Facility shall be earlier than the Maturity Date for the Loans being refinanced with the proceeds of such Refinancing Incremental Facility. The decision of any Lender to provide an Incremental Facility Commitment to the Borrowers shall be at such Lender’s sole discretion and shall be made in writing. The Incremental Facility Commitment of a Lender providing an Incremental Facility Commitment shall be evidenced by an Incremental Facility Note. Persons not then Lenders may be included as Lenders holding a portion of such Incremental Facility Commitment with the written approval of the Borrowers and the Administrative Agent (such approval not to be unreasonably withheld, delayed, or conditioned). The Incremental Facility Commitments shall be governed by this Agreement and the other Loan Documents and be on terms and conditions no more restrictive than those set forth herein and therein. The terms and conditions in this Section 2.15 may be amended with the consent of the Majority Lenders and the Borrowers, except to the extent that a specific Lender’s consent is otherwise required with respect to an issuance by such Lender of any Incremental Facility Commitment.”

(c) Amendment to Section 5.10. Section 5.10 of the Loan Agreement, Use of Proceeds, is hereby amended by deleting subsection (b) thereof in its entirety and substituting in lieu thereof the following:

“(b) with respect to all proceeds:

(i) to refinance or repurchase Indebtedness for Money Borrowed of the Borrowers and, to the extent permitted under Section 7.7 hereof, the Parent;

(ii) to fund Acquisitions and Investments (including, without limitation, investments in Unrestricted Subsidiaries) permitted under Section 7.6 hereof;

(iii) to make Restricted Payments to the extent permitted under Section 7.7 hereof;

(iv) to fund Capital Expenditures;

(v) for working capital needs and other general corporate purposes of the Borrowers and the Restricted Subsidiaries; and

(vi) fees and expenses incurred in connection with the execution and delivery of this Agreement, and other costs associated with transactions contemplated by this Agreement.”

(d) Amendment to Section 6.1. Section 6.1 of the Loan Agreement, Quarterly Financial Statements and Information, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

“Section 6.1 Quarterly Financial Statements and Information. Within forty-five (45) days after the last day of each of the first three (3) quarters of each fiscal year of the Borrowers, the balance sheet of the Borrowers on a consolidated basis with the Restricted Subsidiaries as at the end of such quarter and as of the end of the preceding fiscal year, and the related statement of operations and the related statement of cash flows of the Borrowers on a consolidated basis with the Restricted Subsidiaries for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which shall set forth in comparative form such figures as at the end of and for such quarter and appropriate prior period and shall be certified by the chief financial officer of AT Inc. to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrowers on a consolidated basis with the Restricted Subsidiaries as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end and audit adjustments. If the aggregate operating revenue of the Unrestricted Subsidiaries at the end of a fiscal quarter is equal to or greater than twenty percent (20%) of the aggregate operating revenue of the Borrowers and their Restricted Subsidiaries at the end of such quarter, the Borrowers shall provide, in addition to the foregoing financial statements and information, the balance sheet of the Borrowers on a consolidating basis with the Unrestricted Subsidiaries as at the end of such quarter and as of the end of the preceding fiscal year, and the related statement of operations and the related statement of cash flows of the Borrowers on a consolidating basis with the Unrestricted Subsidiaries for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which shall set forth in comparative form such figures as at the end of and for such quarter and appropriate prior period and shall be certified by the chief financial officer of AT Inc. to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrowers on a consolidating basis with the Unrestricted Subsidiaries as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end and audit adjustments.”

(e) Amendment to Section 6.2. Section 6.2 of the Loan Agreement, Annual Financial Statements and Information, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

“Section 6.2 Annual Financial Statements and Information. Within ninety (90) days after the end of each fiscal year of the Borrowers, the audited consolidated balance sheet of the Borrowers and the Restricted Subsidiaries as of the end of such fiscal year and the related audited consolidated statement of operations for such fiscal year and for the previous fiscal year, the related audited consolidated statements of cash flow and stockholders’ equity for such fiscal year and for the previous fiscal year, which shall be accompanied by an opinion of Deloitte & Touche, LLP, or other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a statement of such accountants (unless the giving of such statement is contrary to accounting practice for the continuing independence of such accountant) that in connection with their audit, nothing came to their attention that caused them to believe that the Borrowers were not in compliance with the terms, covenants, provisions or conditions of Sections 7.8, 7.9, 7.10 and 7.11 hereof insofar as they relate to accounting matters. If the aggregate operating revenue of the Unrestricted Subsidiaries at the end of a fiscal year is equal to or greater than twenty percent (20%) of the aggregate operating revenue of the Borrowers and their Restricted Subsidiaries at the end of such fiscal year, the Borrowers shall provide, in addition to the foregoing financial statements and information, the consolidating balance sheet of the Borrowers and the Unrestricted Subsidiaries as of the end of such fiscal year and the related unaudited consolidating statements of operations and cash flows for such fiscal year and for the previous fiscal year.”

(f) Amendment to Section 6.3. Section 6.3 of the Loan Agreement, Performance Certificates, is hereby amended by deleting the “and” and “.” at the end of clauses (c) and (d), respectively, and by inserting the following new clause (e) at the end of such Section:

“; and (e) setting forth as and at the end of such quarterly period or fiscal year, as the case may be, the Consolidated Leverage Ratio for such period, together with the arithmetical calculations required to establish the Consolidated Leverage Ratio.”

(g) Amendment to Section 7.4. Section 7.4 of the Loan Agreement, Liquidation, Merger or Disposition of Assets, is hereby amended by deleting subsection (a) thereof in its entirety and substituting in lieu thereof the following:

“(a) Disposition of Assets. The Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, at any time sell, lease, abandon, or otherwise dispose of any assets (other than assets disposed of in the ordinary course of business) without the prior written consent of the Majority Lenders; provided, however, that the prior written consent of the Lenders shall not be required for (i) the transfer of assets (including cash or cash equivalents) among the Borrowers and the Restricted Subsidiaries (excluding Subsidiaries of such Persons described in clause (b) of the definition of “Subsidiary”) or the transfer of assets (including cash or cash equivalents) between or among Restricted Subsidiaries (excluding Subsidiaries of such Persons described in clause (b) of the definition of “Subsidiary”) or (ii) the disposition of assets (A) in any quarter that contribute, in the aggregate, together with all other assets disposed of during such quarter less than fifteen percent (15%) of Annualized Operating Cash Flow of the Borrowers and the Restricted Subsidiaries as of the calendar quarter end immediately preceding such disposition and (B) after April 1, 2004, that contribute, in the aggregate, together with all other assets disposed of since April 1, 2004, Operating Cash Flow (Towers) and Operating Cash Flow (Other Business) of the Borrowers and the Restricted Subsidiaries for the period from April 1, 2004 through the end of the calendar quarter immediately preceding such disposition, less than twenty-five percent (25%) of the total Operating Cash Flow (Towers) and Operating Cash Flow (Other Business) of the Borrowers and the Restricted Subsidiaries for the period from April 1, 2004 through the end of the calendar quarter immediately preceding such disposition; provided, further, however, that, in each case under clause (ii) hereof, no Default or Event of Default exists and none shall be caused to occur as a result thereof. Upon any sale or disposition of a Restricted Subsidiary permitted hereunder, the Administrative Agent and the Lenders shall, at the Borrowers’ expense, take such actions as the Borrowers reasonably request to cause such Restricted Subsidiary to be released from its obligations under the Loan Documents to which it is a party.”

(h) Amendment to Section 7.6. Section 7.6 of the Loan Agreement, Investments and Acquisitions, is hereby amended by deleting subsections (b) and (c) thereof in their entirety and substituting in lieu thereof the following:

“(b) so long as no Default then exists or would be caused thereby, establish Unrestricted Subsidiaries and make Investments in (i) such Unrestricted Subsidiaries (in addition to Investments permitted under Sections 7.6(d) and (f) hereof), and (ii) Persons (other than any Verestar Entity) primarily engaged in domestic and foreign communications tower, tower management and related businesses (but not primarily Teleport Businesses), directly or indirectly; provided that except (x) to the extent such Investments are made with cash proceeds from the issuance of Capital Stock of the Parent, or (y) if, after giving effect to such Investment, the Consolidated Leverage Ratio would be less than or equal to 6.50 to 1.00, the aggregate Net Investment Amount (after giving effect to such additional Investment) made pursuant to the provisions of this Section 7.6(b) shall not exceed, from and after the Agreement Date, the sum of (A) the aggregate amount of Excess Cash Flow for each of the preceding fiscal quarters (commencing with the fiscal quarter ending March 31, 2004), (B) Cash on Hand (Borrowers), (C) cash contributed as equity to any Borrower by the Parent following the Agreement Date, (D) the amount of any income tax refunds received by any Borrower or any Restricted Subsidiary after the Agreement Date, and (E) an amount equal to the sum of all amounts available to be borrowed as Revolving Loans on such date, and all amounts available to be borrowed for such purpose as Incremental Facility Loans on such date, less any portion of such Excess Cash Flow, Cash on Hand (Borrowers), cash contributions and income tax refunds used in accordance with Section 7.7(a) and Section 7.15 hereof; provided further that, in the case of Investments made pursuant to clause (ii) of this Section 7.6(b), the Parent, any Borrower or any of the Restricted Subsidiaries has executed a binding acquisition, merger, lease/sublease or management agreement with such Person and that notwithstanding the foregoing Unrestricted Subsidiaries may make Investments and Acquisitions otherwise prohibited under this Section 7.6 hereof (provided, however, that Unrestricted Subsidiaries shall, from and after the Agreement Date, make Investments only (1) in Persons primarily engaged in domestic and foreign communications tower, tower management and related businesses (but not primarily Teleport Businesses) and (2) as permitted pursuant to Section 7.6(a) hereof);

(c) so long as no Default then exists or would be caused thereby, and subject to compliance with Section 5.13 hereof, make Acquisitions; provided, however, that (x) any Acquisition of any Person that is not a Restricted Subsidiary by any Borrower or any of the Restricted Subsidiaries, which Person shall then become consolidated with any Borrower or any of the Restricted Subsidiaries in accordance with GAAP, shall be of a Person primarily engaged in the tower, tower management or related businesses and not primarily engaged in the Teleport Businesses and (y) any Acquisition by any Borrower or any of the Restricted Subsidiaries of all or any substantial part of the assets of any Person that is not a Restricted Subsidiary shall be from a Person primarily engaged in the tower, tower management or related businesses and not primarily engaged in the Teleport Businesses;”

(i) Amendment to Section 7.7. Section 7.7 of the Loan Agreement, Restricted Payments, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

“Section 7.7 Restricted Payments. The Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly declare or make any Restricted Payment; provided, however, that so long as no Default or Event of Default hereunder then exists or would be caused thereby, the Borrowers may make, (a) cash distributions to the Parent in an aggregate amount for all Borrowers not to exceed the sum of (i) the aggregate amount of Excess Cash Flow for each of the preceding fiscal quarters (commencing with the fiscal quarter ending March 31, 2004), (ii) Cash on Hand (Borrowers), (iii) cash contributed as equity to any Borrower by the Parent following the Agreement Date, and (iv) the amount of any income tax refunds received by any Borrower or any Restricted Subsidiary after the Agreement Date, less any portion of such Excess Cash Flow, Cash on Hand (Borrowers), cash contributions and income tax refunds used in accordance with Section 7.6(b) and Section 7.15 hereof; (b) distributions to the Parent to make scheduled principal and interest payments on the Convertible Notes, the Senior Notes Due 2009, the Senior Notes Due 2012 and the 7.125% Senior Notes Due 2012 and any refinancings thereof that would not cause a Default under Section 8.1(n) hereof; (c) distributions to the Parent to make scheduled principal and interest payments on the Indebtedness permitted under Sections 8.1(n)(vii), (viii), (ix) and (x) hereof; (d) distributions to the Parent (including distributions from proceeds of the Loans) to prepay, redeem, otherwise retire or repurchase (including payment of premiums and accrued interest associated therewith) all or any portion of Indebtedness for Money Borrowed of the Parent outstanding on the Agreement Date (excluding any Indebtedness for Money Borrowed of the Parent relating exclusively to any Verestar Entity); (e) distributions to the Parent on any date in an amount not to exceed the sum of all amounts available to be borrowed as Revolving Loans on such date, and all amounts available to be borrowed for such purpose as Incremental Facility Loans on such date for the purpose of (i) repurchasing at the then prevailing market price the Capital Stock of the Parent or (ii) for paying dividends on the Capital Stock of the Parent; and (f) notwithstanding anything to the contrary herein (but subject to there not being any Default or Event of Default at the time of such Restricted Payment and after giving pro forma effect thereto), any Restricted Payment so long as, after giving pro forma effect to such Restricted Payment, the Consolidated Leverage Ratio would be less than or equal to 6.50 to 1.00.”

(j) Amendment to Section 7.15. Section 7.15 of the Loan Agreement, Prepayments on Subordinated Debt, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

“Section 7.15 Prepayments on Subordinated Debt. The Borrowers shall not nor shall they permit any Restricted Subsidiary to make (a) any prepayment of principal or interest on any Indebtedness which by its terms is subordinated to the Obligations or (b) any payment of principal or interest on the 2003 Senior Subordinated Discount Notes or the November 2003 Senior Subordinated Notes that is in violation of the subordination provisions with respect thereto, except, in the case of clauses (a) and (b), (x) in connection with a refinancing thereof permitted under this Agreement or (y) so long as no Default or Event of Default hereunder then exists or would be caused thereby.”

(k) Amendment to Section 8.1. Section 8.1 of the Loan Agreement, Events of Default, is hereby amended by deleting subsection (n) thereof in its entirety and substituting in lieu thereof the following:

“(n) the Parent shall incur or permit to remain outstanding any Indebtedness for Money Borrowed other than (i) the Convertible Notes, (ii) the Senior Notes Due 2009, (iii) the Senior Notes Due 2012 and the 7.125% Senior Notes Due 2012, (iv) that certain Guaranty Agreement dated as of February 10, 2000 made by the Parent in favor of TV Azteca and Television Azteca, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of Mexico, (v) that certain guaranty made by the Parent of the Indebtedness under the 2003 Senior Subordinated Discount Notes and the November 2003 Senior Subordinated Notes and any permitted refinancings thereof, (vi) any guaranty by the Parent of the Obligations, (vii) Indebtedness, the net cash proceeds of which are used to refinance or repurchase all or any portion of the 2003 Senior Subordinated Discount Notes or the November 2003 Senior Subordinated Notes or any refinancings thereof, so long as such Indebtedness is in a principal amount not exceeding the accreted value or principal amount of the Indebtedness being refinanced or the then-current market value of the Indebtedness being repurchased, as applicable (plus any accrued interest thereon, the amount of any premiums required by the terms thereof and any costs and expenses incurred to effect such refinancing or repurchase or any permitted refinancing thereof) and the maturity date of such refinancing Indebtedness is no earlier than the maturity date of the Indebtedness being refinanced; provided, however, that any Restricted Payments necessary to make payments on such Indebtedness shall be subject to Section 7.7 hereof, (viii) (A) additional unsecured Indebtedness; provided that the net cash proceeds thereof are promptly used to refinance or repurchase all or any portion of any Indebtedness of the Parent or the Loans (including any premiums and accrued interest required to be paid for such Indebtedness being refinanced or repurchased and any costs and expenses incurred to effect such refinancing or repurchase), and (B) any refinancing or repurchase of the foregoing, the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced or the then current market value of the Indebtedness being repurchased, as applicable, on the date of such refinancing or repurchase, plus accrued interest thereon, premiums payable with respect thereto and any costs and expenses incurred in connection with such refinancing or repurchase, and the maturity date of such refinancing Indebtedness is no earlier than the maturity date of the Indebtedness being refinanced, (ix) (A) additional unsecured Indebtedness the net cash proceeds of which are, within ninety (90) days thereafter, downstreamed to a Borrower as equity and used for the payment of all or a portion of the purchase price of Acquisitions by any Borrower or any Restricted Subsidiary permitted hereunder or Investments in or Acquisitions by any Unrestricted Subsidiary; provided that no such Indebtedness in this Section 8.1(n)(ix) shall be permitted if, after giving pro forma effect to the incurrence of such Indebtedness and Operating Cash Flow associated with such Acquisition, the Consolidated Leverage Ratio would be greater than 7.50 to 1.00, and (B) any refinancing or repurchase of the foregoing, the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced or the then current market value of the Indebtedness being repurchased, as applicable, on the date of such refinancing or repurchase, plus accrued interest thereon, premiums payable with respect thereto and any costs and expenses incurred in connection with such refinancing or repurchase, and the maturity date of such refinancing Indebtedness is no earlier than the maturity date of the Indebtedness being refinanced, and (x) (A) additional unsecured Indebtedness, the net cash proceeds of which are used for any corporate purposes of the Parent or the Borrowers, including, without limitation, for (1) the repurchase of shares of the Capital Stock of the Parent at the then prevailing market price or (2) paying dividends on the Capital Stock of the Parent; provided that no such Indebtedness in this Section 8.1(n)(x) shall be permitted if, after giving pro forma effect to the incurrence of such Indebtedness, the Consolidated Leverage Ratio would be greater than 6.50 to 1.00, and (B) any refinancing or repurchase of the foregoing, the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced or the then current market value of the Indebtedness being repurchased, as applicable, on the date of such refinancing or repurchase, plus accrued interest thereon, premiums payable with respect thereto and any costs and expenses incurred in connection with such refinancing or repurchase, and the maturity date of such refinancing Indebtedness is no earlier than the maturity date of the Indebtedness being refinanced; or”

2. No Other Amendments. Except for the amendments and consent set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No amendment, waiver or consent by the Administrative Agent, the Issuing Bank or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Issuing Bank and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Issuing Bank and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Issuing Bank, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future. In accordance with the foregoing, the Loan Documents shall be deemed to be amended solely to the extent necessary to give effect to the amendments set forth herein.

3. Conditions Precedent. The effectiveness of this Amendment is subject to:

(a) receipt by the Administrative Agent of duly executed signature pages evidencing the consent of the Majority Lenders to the amendments set forth herein; and

(b) the representations and warranties contained in Article 4 of the Loan Agreement and contained in the other Loan Documents remaining true and correct in all material respects as of the date hereof, both before and after giving effect to this Amendment, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the earlier date. No Default or Event of Default now exists or will be caused hereby.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of laws principles (other than Section 5-1401 of the New York General Obligations Law) thereof.

6. Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

7. Guarantor Acknowledgment.

(a) Each of ATC GP, Inc., ATC LP, Inc., ATS/PCS, LLC, New Loma Communications, Inc., ATC Tower Services, Inc., UniSite, LLC, American Tower Delaware

Corporation, American Tower Management, LLC, ATC Midwest, LLC, Telecom Towers, L.L.C., Shreveport Tower Company, ATC South LLC, MHB Tower Rentals of America, LLC, ATC International Holding Corp., Iron & Steel Co., Inc., Columbia Steel, Inc., ATC Mexico Holding Corp., ATC MexHold, Inc., ATC South America Holding Corp., American Tower Corporation de Mexico S. de R.L. de C.V., MATC Celular S. de R.L. de C.V., MATC Digital S. de R.L. de C.V., MATC Servicios, S. de R.L. de C.V. and Towers of America, L.L.L.P. are collectively referred to herein as the “Guarantors,” and the Guaranties executed by the Guarantors are collectively referred to herein as the “Guaranties.”

(b) Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment. Each Guarantor hereby confirms that the Guaranty to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guaranty the payment and performance of all “Guarantied Obligations” under each of the Guaranties, as the case may be (in each case as such term is defined in the applicable Guaranty), including without limitation the payment and performance of all Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Agreement and the Notes defined therein.

(c) Each Guarantor acknowledges and agrees that any of the other Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Loan Agreement, this Amendment and any other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments of the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

IN WITNESS WHEROF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWERS:

AMERICAN TOWER, L.P.,

a Delaware limited partnership

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer

AMERICAN TOWERS, INC.,

a Delaware corporation

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer

AMERICAN TOWER, LLC,

a Delaware limited liability company

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer

AMERICAN TOWER INTERNATIONAL, INC.,

a Delaware corporation

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Treasurer

SECOND AMENDMENT TO LOAN AGREEMENT

Signature Page

GUARANTORS:

ATC GP, INC.

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

ATC LP, INC.

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

ATS/PCS, LLC

By: AMERICAN TOWER, L.P.,

        its general partner and its sole member

        (as applicable)

By: ATC GP, INC., its general partner

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

TOWERS OF AMERICA, L.L.L.P.

By: AMERICAN TOWER, L.P.,

        its general partner and its sole member

        (as applicable)

By: ATC GP, INC., its general partner

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

SECOND AMENDMENT TO LOAN AGREEMENT

Signature Page

NEW LOMA COMMUNICATIONS, INC.

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

ATC TOWER SERVICES, INC.

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

UNISITE, LLC

By: AMERICAN TOWERS, INC.,

        its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

AMERICAN TOWER DELAWARE CORPORATION

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

AMERICAN TOWER MANAGEMENT, LLC

By: AMERICAN TOWERS, INC.,

        its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

SECOND AMENDMENT TO LOAN AGREEMENT

Signature Page

ATC MIDWEST, LLC

By: AMERICAN TOWER MANAGEMENT, INC.,

        its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

TELECOM TOWERS, L.L.C.

By: AMERICAN TOWERS, INC.

        its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

SHREVE PORT TOWER COMPANY

By: TELECOM TOWERS, L.L.C. and ATC SOUTH, LLC,

        its general partners

By: AMERICAN TOWERS, INC.

        their sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

ATC SOUTH LLC

By: AMERICAN TOWERS, INC.

        its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

SECOND AMENDMENT TO LOAN AGREEMENT

Signature Page

MHB TOWER RENTALS OF AMERICA, LLC

By: ATC SOUTH, LLC, its sole member

By: AMERICAN TOWERS, INC.

        its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

ATC INTERNATIONAL HOLDING CORP.

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

IRON & STEEL CO., INC.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Executive Vice President

COLUMBIA STEEL, INC.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Executive Vice President

ATC MEXICO HOLDING CORP.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Chief Financial Officer

SECOND AMENDMENT TO LOAN AGREEMENT

Signature Page

ADMINISTRATIVE AGENT

AND LENDERS:

TORONTO DOMINION (TEXAS) LLC,

as Administrative Agent and as a Lender

By: /s/ Jim Bridwell

        Name: Jim Bridwell

        Title: Authorized Signatory

BABSON CLO LTD 2005-I

By: Babson Capital Management LLC as Collateral Manager

By: /s/ David P. Wells

        Name: David P. Wells

        Title: Managing Director

CALYON, NEW YORK BRANCH, as a Lender

By: /s/ Stephane Ducroizet

        Name: Stephane Ducroizet

        Title: Vice President

By: /s/ John McCloskey

        Name: John McCloskey

        Title: Director

CITIZENS BANK OF MASSACHUSETTS,

as a Lender

By: /s/ Daniel G. Eastman

        Name: Daniel G. Eastman

        Title: Senior Vice President

SECOND AMENDMENT TO LOAN AGREEMENT

Signature Page

CITICORP NORTH AMERICA, INC., as a Lender

By: /s/ John Judge

        Name: John Judge

        Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN

BANK B.A., “RABOBANK INTERNATIONAL,”

NEW YORK BRANCH, as a Lender

By: /s/ Michael R. Phelan

        Name: Michael R. Phelan

        Title: Executive Director

By: /s/ Brett Delfino

        Name: Brett Delfino

        Title: Executive Director

CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

By: /s/ Marcus Edward

        Name: Marcus Edward

        Title: Vice President

By: /s/ Sean Mounier

        Name: Sean Mounier

        Title: First Vice President

SECOND AMENDMENT TO LOAN AGREEMENT

Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: /s/ Anca Trifan

        Name: Anca Trifan

        Title: Director

By: /s/ Paul O’ Leary

        Name: Paul O’Leary

        Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By: /s/ Matthew A. Toth III

        Name: Matthew A. Toth III

        Title: Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender

By: /s/ Christopher Burns

        Name: Christopher Burns

        Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ James L. Stone

        Name: James L. Stone

        Title: Managing Director

SECOND AMENDMENT TO LOAN AGREEMENT

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Jennifer O’Brien

        Name: Jennifer O’Brien

        Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: /s/ Lisa Malone

        Name: Lisa Malone

        Title: Vice President

NATIONAL CITY BANK, as a Lender

By: /s/ Jon W. Peterson

        Name: Jon W. Peterson

        Title: Senior Vice President

ROYAL BANK OF CANADA, as a Lender

By: /s/ James F. Disher

        Name: James F. Disher

        Title: Authorized Signatory

TD BANKNORTH, NA, as a Lender

By: /s/ Nicolas Caussada

        Name: Nicolas Caussada

        Title: AVP

SECOND AMENDMENT TO LOAN AGREEMENT

Signature Page

THE BANK OF NEW YORK, as a Lender

By: /s/ Steven J. Correll

        Name: Steven J. Correll

        Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By: /s/ Andrew Wynn

        Name: Andrew Wynn

        Title: Senior Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender

By: /s/ Peter Connoy

        Name: Peter Connoy

        Title: SVP

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Robert E. Meditz

        Name: Robert E. Meditz

        Title: Vice President

SECOND AMENDMENT TO LOAN AGREEMENT

Signature Page